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                    UNITED INVESTORS LIFE INSURANCE COMPANY
                 Advantage II Deferred Variable Annuity Policy

   Supplement dated February 26, 1999, to Prospectus dated May 1, 1998

   The following information supplements and supersedes any contrary information in the Advantage II Prospectus:

   The following paragraph replaces the third paragraph of the "Withdrawals" provision in the "Surrender and Partial Withdrawals" section on Page 13 of the
Prospectus:

  You may request up to four Withdrawals per Policy Year without a transaction charge. After the fourth Withdrawal in a Policy Year, a $20 transaction charge will apply. The $20 transaction charge will be waived for any automatic partial withdrawals. (See Automatic Partial Withdrawals.) Also, Withdrawal Charges may apply to total Withdrawals in a Policy Year in excess of the Free Withdrawal Amount. (See Withdrawal Charge, and Transaction Charge.) Any transaction charge or Withdrawal Charge applicable to a Withdrawal will be deducted from the remaining Policy Value, or from the amount paid if the remaining value is insufficient. No Withdrawals may be made after the Retirement Date.

   The following paragraph replaces the first paragraph of the "Automatic Partial Withdrawals" provision in the "Surrender and Partial Withdrawals" section on Page 13 of the Prospectus:

  You may also establish automatic partial withdrawals after the first Policy Year and prior to the Retirement Date, by submitting a one-time Written Request. Withdrawals may be in fixed dollar amounts on a monthly, quarterly, semi-annual or annual basis. The minimum amount you can withdraw is $250. The maximum amount of automatic partial withdrawals in any one Policy Year is the Free Withdrawal Amount. (See Withdrawal Charge.)

   The following paragraph replaces the first paragraph of the "Death Benefit" section on Page 15 of the Prospectus:

  The Policy pays a Death Benefit to the named Beneficiary if the Annuitant dies prior to the Retirement Date while the policy is in force (unless the Annuitant is also an Owner; see below). The Death Benefit is the greater of : (1) the total Purchase Payments made, less any amounts withdrawn and any Withdrawal Charges on the amounts withdrawn, and less any transaction charges; or (2) the Policy Value. In addition, where permitted under state law, we may provide an additional Death Benefit if death of the Annuitant occurs before the Annuitant's Age 75. The Death Benefit will be the greatest of (1) and (2) described above, or (3) the highest of the Policy Values on the eighth or sixteenth Policy Anniversaries, increased by any subsequent Purchase Payments, less any amounts withdrawn and any Withdrawal Charges on the amounts withdrawn, and less any transaction charges since that anniversary.

   The following paragraph replaces the second paragraph of the "Withdrawal Charge" section on Page 18 of the Prospectus:

  Each Policy Year after the first, you may withdraw up to the Free Withdrawal Amount without incurring a Withdrawal Charge. The Free Withdrawal Amount is equal to the greater of: (1) 10% of the cumulative purchase payments; or (2) 10% of the Policy Value. Amounts withdrawn in addition to the Free Withdrawal Amount may be subject to a Withdrawal Charge. The Withdrawal Charge is determined by multiplying each Purchase Payment included in the withdrawal by the withdrawal charge rate applicable to the year in which the Purchase Payment was received.

Form U-1053-A, Ed. 2/99
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   The following paragraph replaces the "Transaction Charge" section on Page 19 of the Prospectus:

  You may request up to four withdrawals per Policy Year without a transaction charge. After the fourth withdrawal in a Policy Year, a $20 transaction charge will apply to each additional withdrawal. This charge will be deducted from the remaining Policy Value, or from the amount paid if the remaining value is insufficient. The $20 transaction charge will be waived for any automatic partial withdrawals.

   This Supplement is dated February 26, 1999.

   Please keep this Supplement with your Prospectus dated May 1, 1998, for the Advantage II Deferred Variable Annuity Policy.

Form U-1053-A, Ed.2/99